VESSELS AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
Property, Plant and Equipment [Abstract]
VESSELS AND EQUIPMENT, NET [Text Block]
13. VESSELS AND EQUIPMENT, NET

(in thousands of $)	2013	2012
Cost	1,665,039	954,992
Accumulated depreciation	(383,448)	(247,845)
Net book value	1,281,591	707,147

As of December 31, 2013 and 2012, we owned seven and four vessels, respectively.

The increase in the number of vessels in the year ended December 31, 2013 is due to the acquisition of the Golar Maria in February 2013 (see note 10) and the termination of the lease financing arrangements relating to the Golar Winter and the Golar Grand to acquire the legal title of both these vessels. The Golar Winter and the Golar Grand were previously included within vessels under capital leases, net, as of December 31, 2012 (see note 14).

Drydocking costs of $68.7 million and $20.9 million are included in the cost amounts for December 31, 2013 and 2012, respectively. Accumulated amortization of those costs at December 31, 2013 and 2012 was $16.6 million and $4.3 million, respectively.

Mooring equipment of $38.1 million is included in the cost for December 31, 2013 and 2012. Accumulated depreciation of the mooring equipment at December 31, 2013 and 2012 was $6.0 million and $2.4 million, respectively.

Depreciation and amortization expense for the years ended December 31, 2013, 2012 and 2011 was $55.1 million, $35.2 million and $29.3 million, respectively.

As of December 31, 2013 and 2012, vessels and equipment with a net book value of $1,281.6 million and $707.1 million, respectively, were pledged as security for certain debt facilities (see note 25).